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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2000

                          INTERNET PICTURES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                  000-26363             52-2213841
               --------                  ---------             ----------
           (State or other            (Commission            (IRS Employer
   jurisdiction of incorporation)      File Number)      Identification Number)


1009 Commerce Park Drive Oak Ridge, Tennessee                    37830
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:              (865) 482-3000
---------------------------------------------------             ---------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2 and 5.  Acquisition or Disposition of Assets.

On March 31, 2000, Internet Pictures Corporation ("iPIX") completed the acquisition of PictureWorks Technology, Inc. ("PictureWorks"), contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated as of March 6, 2000 between iPIX, PictureWorks and Purple Sub, Inc ("Purple Sub"").

Purple Sub, a wholly owned subsidiary of iPIX, was merged with and into PictureWorks (the "Merger"), with PictureWorks surviving as a wholly owned subsidiary of iPIX, effective as of March 31, 2000. Each share of PictureWorks' common stock was converted into a right to receive .22648 shares of iPIX common stock. Additionally, each share of PictureWorks' Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock was converted into a right to receive .00867, .08043, .22648 and .04290 shares of iPIX common stock, respectively. These conversion ratios were determined through arm's length negotiations concerning the terms of the Merger Agreement. iPIX issued 4,644,334 shares in the aggregate to common and preferred stockholders of PictureWorks.

The Merger Agreement is incorporated herein by reference from iPIX's Current Report on Form 8-K for an event dated March 6, 2000 and is listed herein as
Exhibit 2.1. A copy of iPIX's press release announcing the close of the acquisition is incorporated herein by reference and is included as Exhibit 99.1. The foregoing descriptions of such documents are qualified in their entirety by reference to such Exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended, the Company hereby incorporates by reference the financial information of PictureWorks included in the Company's registration statement filed on Form S-1 with the Commission on March 17, 2000 (File No. 333-32680) (the "Registration Statement").

         (b) Pro Forma Financial Information. Pursuant to Rule 12b-23 of the Exchange Act, the Company hereby incorporates by reference the pro forma combined financial information of the Company included in the Registration Statement previously filed with the Commission.

         (c)      Exhibits:

2.1 Agreement and Plan of Merger dated as of March 6, 2000, among Internet Pictures Corporation, PictureWorks Technology, Inc. and Purple Sub, Inc. (filed as Exhibit 2.1 to Internet Pictures Corporation's Current Report on Form 8-K for an event dated March 6, 2000 and incorporated herein by reference.)

99.1     Press release issued on April 3, 2000, by Internet Pictures
         Corporation.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET PICTURES CORPORATION

Dated:  April 5, 2000
                          /s/ John J. Kalec
                          -------------------
                          John J. Kalec
                          Chief Financial Officer and Executive Vice President




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                                  EXHIBIT INDEX


Exhibit                                     Description
-------                                     -----------

2.1                                         Agreement and Plan of Merger dated
                                            as of March 6, 2000, among Internet
                                            Pictures Corporation, PictureWorks
                                            Technology, Inc. and Purple Sub,
                                            Inc. (filed as Exhibit 2.1 to
                                            Internet Pictures Corporation's
                                            Current Report on Form 8-K for an
                                            event dated March 6, 2000 and
                                            incorporated herein by reference.)

99.1                                        Press release issued on April 3, 2000,
                                            by Internet Pictures Corporation.